SECURITIES AND EXCHANGE COMMISSION
Washington, D. C. 20549


FORM 8-K
Current Report

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 18, 2009

TNT Designs, Inc.
(Exact name of registrant as specified in its charter)

            Delaware                000-29449           20-09374621
     (State or other        (Commission File       (IRS Employer
jurisdiction of            Number)        Identification No.)
        incorporation)

300 Center Avenue, Suite 202 Bay City MI             48708
(Address of principal executive offices)          (Zip Code)

Registrant's telephone number, including area code: (989) 509-5954


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

*	Written communications pursuant to Rule 425 under the Securities
Act (17 CFR 230.425)

*	Soliciting material pursuant to Rule 14a-12 under the Exchange
Act (17 CFR 240.14a-12)

*	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

*	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))


Item 8.01 Other Events.

The Registrant (the "Company") announced that effective June
18, 2009 it has retained the services of Bay City Transfer
Agency & Register, as its new transfer agent.


       SIGNATURES

Pursuant to the requirement of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



						By __/s/ Nitin Amersey_______
							    Nitin Amersey
						     Secretary / Treasurer
Dated: June 26, 2009